UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2018

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01   Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On February 26, 2018, Jaguar Health, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Chicago Venture Partners, L.P. (“CVP”), pursuant to which the Company issued to CVP a promissory note (the “Note”) in the aggregate principal amount of $2,240,909 for an aggregate purchase price of $1,560,000. The Note carries an original issue discount of $655,909, and the initial principal balance also includes $25,000 to cover CVP’s transaction expenses.  The Company will use the proceeds for general corporate purposes and working capital. The Note bears interest at the rate of 8% per annum and matures on (i) August 26, 2019 if the Company has raised at least $12 million in equity after the issuance date of the Note (the “Redemption Start Condition”) and on or before April 1, 2018 or (ii) November 26, 2018 if the Redemption Start Condition is not satisfied on or before April 1, 2018.

Under the Securities Purchase Agreement, the Company is subject to certain covenants, including the obligations of the Company to: (i) timely file all reports required to be filed under Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and not terminate its status as an issuer required to file reports under the Exchange Act; (ii) maintain listing of the Company’s common stock on a securities exchange; (iii) avoid trading in the Company’s common stock from being suspended, halted, chilled, frozen or otherwise ceased; (iv) not issue any variable securities (i.e., Company securities that (a) have conversion rights of any kind in which the number of shares that may be issued pursuant to the conversion right varies with the market price of the Company’s common stock or (b) are or may become convertible into shares of the Company’s common stock with a conversion price that varies with the market price of such stock) that generate gross cash proceeds to the Company of less than the lesser of $1 million and the then-current outstanding balance of the Note without CVP’s prior consent; (v) not grant a security interest in its assets without CVP’s prior consent; (vi) not issue any shares of common stock to certain institutional investors; (vii) repay the Hercules Loan (as defined below) within one month of the closing of the Note issuance; (viii) not incur any debt other than in the ordinary course of business, and in no event greater than $10,0000, without CVP’s prior consent; and (ix) other customary covenants and obligations, for which the Company’s failure to comply may be subject to certain liquidated damages.

In addition, beginning on the Redemption Start Date (as defined below), the Company has the right to redeem all or any portion of the outstanding balance of the Note in cash or as otherwise mutually agreed upon between the parties. The Redemption Start Date is the date that is (i) seven months from the effective date of the Note (the “Effective Date”) if the Redemption Start Condition is satisfied by April 1, 2018 or (ii) six months from the Effective Date if (x) the Redemption Start Condition is not satisfied by April 1, 2018 or (y) at any time after the Effective Date CVP breaches any of the covenants set forth in the Securities Purchase Agreement.

If the Redemption Start Condition is satisfied by April 1, 2018, the Company and CVP also agree to amend that certain Secured Convertible Promissory Note in the original amount of $2,155,000 issued by Company in favor of CVP on June 29, 2017 (the “June 2017 Note”) and that certain Secured Promissory Note in the original amount of $1,587,500 issued by Company in favor of CVP on December 8, 2017 (the “December 2017 Note,” and together with the June 2017 Note, the “Prior Notes”) to (i) extend the maturity date of the Prior Notes to August 26, 2019, (ii) postpone the date on which CVP can exercise its right to redeem the Prior Notes to September 26, 2018 and (iii) limit the aggregate amount that CVP is permitted to redeem on a monthly basis to $500,000, which amount is the maximum aggregate redemption amount for the Prior Notes and the Note collectively.

The Note was offered and sold pursuant to an exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

The Securities Purchase Agreement and the other transaction documents and obligations of the Company thereunder are subject in all respects to the terms of that certain subordination agreement and right to purchase debt (the “Subordination Agreement”) that the Company entered into with CVP with Hercules Capital, Inc. (“Hercules”) on June 29, 2017, pursuant to which (i) CVP subordinated (a) all of the Company’s debt and obligations to CVP to all of the Company’s indebtedness and obligations to Hercules and (b) all of CVP’s security interest, if any, in the Company’s assets to all of Hercules’ security interest in the Company’s assets and (ii) Hercules granted CVP the right to purchase 100% of the debt under the Company’s term loan so long as the purchase includes the full pay-out of funds owed to Hercules under the term loan at such time.

Security Agreement

The Company also entered into a security agreement (the “Security Agreement”) with CVP, pursuant to which CVP will receive a security interest in substantially all of the Company’s assets.  The security interest is effective upon CVP’s purchase of the Company’s outstanding obligations under that certain loan and security agreement, dated August 18, 2015, between the Company and Hercules Capital, Inc. (as amended, the “Hercules Loan”) or upon such time that the Hercules Loan is otherwise repaid in full.

The Note, the Securities Purchase Agreement and the Security Agreement are filed as Exhibits 4.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and such documents are incorporated herein by reference. The foregoing is only a brief description of the material terms of the Note, the Securities Purchase Agreement and the Security Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibits.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 9.01   Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
4.1	Secured Promissory Note, dated February 26, 2018, by and between Jaguar Health, Inc. and Chicago Venture Partners, L.P.

10.1	Securities Purchase Agreement, dated February 26, 2018, by and between Jaguar Health, Inc. and Chicago Venture Partners, L.P.

10.2	Security Agreement, dated February 26, 2018, by and between Jaguar Health, Inc. and Chicago Venture Partners, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

By:	/s/ Karen S. Wright
	Name:	Karen S. Wright
	Title:	Chief Financial Officer

Date: March 2, 2018